UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2016
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 26, 2016, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Altria Group, Inc. (“Altria”) made the following compensation decisions for the following executive officers:
Restricted Stock Unit Awards. The Compensation Committee approved the grant of restricted stock units under Altria’s shareholder-approved 2015 Performance Incentive Plan to the following executive officers in the amounts indicated below:

Name	Number of Restricted Stock Units
Martin J. Barrington	110,123
William F. Gifford, Jr.	28,802
Craig A. Johnson	21,602
Denise F. Keane	28,802
Howard A. Willard III	28,802
The restricted stock units vest three years from the grant date. Each restricted stock unit represents the right to receive one share of Altria’s common stock upon vesting as well as dividend equivalent payments during the vesting period. Individual award amounts were subject to and comply with the limits prescribed by the 2015 Performance Incentive Plan. The form of restricted stock unit agreement is attached as Exhibit 10.1 and is incorporated by reference in this Current Report on Form 8-K.
Salaries. The Compensation Committee approved the following salaries, effective March 1, 2016, for the following executive officers in the amounts indicated below:

Name	Salary Amount
Martin J. Barrington	$1,420,000
William F. Gifford, Jr.	$647,000
Craig A. Johnson	$907,000
Denise F. Keane	$943,000
Howard A. Willard III	$840,000
Annual Incentive Awards. The Compensation Committee approved annual incentive awards for 2015, payable in cash, to the following executive officers in the amounts indicated below:

Name	Annual Incentive Award
Martin J. Barrington	$3,500,000
William F. Gifford, Jr.	$900,000
Craig A. Johnson	$1,100,000
Denise F. Keane	$1,350,000
Howard A. Willard III	$1,200,000
Individual award amounts were subject to and comply with the limits prescribed by Altria’s shareholder-approved 2010 Performance Incentive Plan.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Form of Restricted Stock Unit Agreement, dated as of January 26, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE:    January 28, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement, dated as of January 26, 2016

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